EXHIBIT 10.51



                                   KOLAR, INC.

                              AMENDED AND RESTATED

                   8% CONVERTIBLE SUBORDINATED PROMISSORY NOTE

$4,000,000                                                        JUNE 25, 2002

1. Kolar, Inc., a Delaware corporation (the "Maker"), for value received, and without presentment or demand, hereby promises to pay to RALOK, INC. (formerly Kolar Machine, Inc.), or registered assigns (the "Payee") on or before September 30, 2003 or such other date as shall be established pursuant to Section 16 of this Note ("Maturity Date"), the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000 - hereafter the "Principal Sum") by wire transfer of immediately available United States funds.

2. Amendment and Restatement of Prior Note. This Note amends, restates and supersedes, in its entirety, the 8% Convertible Subordinated Promissory Note originally issued by the Maker to the Payee dated October 9, 1997, as the same was amended by amendments dated February 15, 2001 and May 4, 2001, respectively (collectively, the "Prior Note"). The Prior Note was issued pursuant an Asset Purchase Agreement dated October 9, 1997, between Maker, Payee, CPI Aerostructures, Inc. ("CPI") and Daniel Liguori ("Liguori"). The terms of the Asset Purchase Agreement are incorporated herein by reference. Capitalized terms used in this Note shall have the meanings ascribed to them in the Asset Purchase Agreement unless otherwise defined herein.

3. Prior Interest Amount. Unpaid and accrued interest in respect of the Prior
Note is $898,035.00 as of June 30,2002 ("Prior Interest Amount").

4. Interest Payments. Interest on the Prior Interest Amount and on the Principal Sum and on any interest not paid by the first day of each month following the month in which this Note is executed shall be compounded monthly. Interest shall not exceed the maximum amount permitted by law. Payments due pursuant to this Section are hereafter collectively referred to as "Interest". Interest shall be paid on the Maturity Date, or if all or a portion of this Note is prepaid pursuant to Section 5 below, on the Prepayment Date, with respect to (a) the Principal Amount, and (b) the Prior Interest Amount, in each case at the rate of eight percent (8%) per annum, computed in each case from and after the date hereof through the date on which such payment is made.

5. Prepayment. Maker may prepay this Note in full, or in part, by delivering at least thirty-five (35) days' prior written notice of prepayment ("Prepayment Notice") to Payee. If Maker delivers a Prepayment Notice, Payee may exercise its right to purchase CPI Common Shares pursuant to Section 7 below by delivering to Maker a notice in the form attached hereto (the "Conversion Notice") not later than thirty (30) days after Maker's Prepayment Notice is delivered. If Payee does not timely deliver a Conversion Notice, then Maker shall, on the thirty-fifth (35th) day after delivery of the Prepayment Notice, pay the portion of the Principal Sum of this Note specified in the Prepayment Notice together with all accrued and unpaid Interest computed through the date prepayment is made. Any sum paid by the Maker shall be applied as required under Section 6.


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6. Application of Payments. If, on any date a prepayment is made in respect of this Note pursuant to Section 5 which is less than the aggregate of the outstanding Prior Interest Amount, outstanding Principal Sum and all Interest due on such date, then the entire such payment shall be applied, first to the aggregate Interest due, second to the Prior Interest Amount, and third, to the Principal Sum.

7. Right to Convert to CPI Shares.

         (i) Maker and CPI hereby grant to the Payee the right to purchase from CPI up to 333,334 Common Shares of CPI, $.001 par value ("CPI Common Shares"). The conversion rate ("Conversion Rate") of $12.00 per share (an aggregate purchase price of $4,000,000 for 333,334 CPI Common Shares), is subject to adjustment, as described below in Section 9. For avoidance of doubt, the Conversion Rate stated in the immediately preceding sentence reflects a one for three reverse stock split that was effective on May 3, 1999. Payee may exercise its right to purchase such CPI Common Shares during the term of this Note, in whole or in part, but in not less than 33,000 share increments, by giving written notice of exercise to Maker prior to the Maturity Date.

         (ii) The Conversion Notice shall specify the portion of the Principal Sum to be converted. Payee need not deliver this Note to the Maker and the purchase price for the CPI Common Shares delivered to Payee shall be paid by application of a portion of the outstanding Principal Sum of this Note to the purchase price, and Maker shall deliver to Payee a certificate representing the number of CPI Common Shares purchased. Accrued, but unpaid interest due under this Note, including Prior Interest, shall not be discharged upon any conversion. As soon as practicable after the delivery of the Conversion Notice, the Company shall deliver to the Payee, or on its written order, to a third party (if an exemption for transfer to such person is then available), a certificate or certificates for the number of full number of CPI Common Shares issuable upon the conversion of this Note or portion thereof. Such conversion shall be deemed to have been effected on the day the Conversion Notice is received by the Maker (the "Conversion Date"). Subject to issuance and delivery of the CPI Common Shares, the rights of the Payee as to the portion of the Note converted shall cease, and the person or persons in whose name or names any certificate for CPI Common Shares shall be issuable upon such Conversion shall be deemed to have become the holder or holders of record of the Shares represented thereby, all as of the Conversion Date.

         (iii) No fractional CPI Common Shares or scrip shall be issued upon conversion of all or part of this Note. Any fractional share interests shall be rounded up to a full CPI Common Share.

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8. Reductions in Principal Sum Upon Conversion. The Principal Sum of this Note shall be decreased, on a dollar for dollar basis, equal to the purchase price for the common shares of CPI issued upon conversion or partial conversion of this Note. Such reduction shall be effective as of the Conversion Date as established pursuant to Section 7.

9. Adjustment of Conversion Rate. The Conversion Rate shall be subject to adjustment from time to time as follows:

         (i) If the number of CPI Common Shares outstanding at any time after the date hereof is increased by a stock dividend or other distribution of securities to CPI's shareholders without consideration (other than a distribution of rights to purchase securities for cash) payable in CPI Common Shares or by a subdivision or split-up of CPI common shares, then, immediately following the date of such stock dividend, distribution, subdivision or split-up, the Conversion Rate shall be appropriately decreased so that the number of CPI Common Shares issuable on conversion of this Note shall be increased in direct proportion to such increase in outstanding shares.

         (ii) If the number of CPI Common Shares outstanding at any time after the date hereof is decreased by a combination or a reverse stock split, then immediately following the date of such combination or reverse stock split the Conversion Rate shall be appropriately increased so that the number of CPI Common Shares issuable on the Conversion Date shall be decreased in direct proportion to such decrease in outstanding shares.

         (iii) If any consolidation or merger of CPI with or into another entity, or the sale of all or substantially all of its assets to another entity shall be effected, or in case of any capital reorganization or reclassification of the capital stock of CPI, then, as a condition of such consolidation, merger or sale, reorganization or reclassification of the capital stock of CPI, lawful and adequate provision shall be made whereby the Payee shall thereafter have the right to receive upon the terms and conditions specified herein and in the document governing any such transaction, and in lieu of the CPI Common Shares immediately theretofore receivable upon the conversion of the Notes, such shares of stock, or of securities, interests or assets (other than cash) as may be issued or payable with respect to or in exchange for a number of outstanding CPI Common Shares equal to the number of CPI Common Shares immediately theretofore so receivable by the Payee had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Payee to the end that the provisions hereof (including without limitation provisions for adjustment of the Conversion Rate) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, interests or assets thereafter deliverable upon the exercise of such conversion rights. The provisions of this paragraph shall not prevent, or cause any adjustment of the Conversion Rate on account of, a sale by CPI of the stock of any of its subsidiaries.

         (iv) The Conversion Rate shall not be subject to adjustment for any other reason including, but not limited to, the issuance of any shares, options, warrants or derivative securities issued by CPI to any of its employees, directors or consultants, or in any transaction other than one provided for in Subsections (i), (ii) or (iii) above.

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10. Investment Intent. Payee represents that it is acquiring this Note and will acquire any CPI Common Shares pursuant to the exercise of its rights hereunder, until the registration of such CPI Common Shares, for investment and not with a view to the sale or distribution thereof. Maker and CPI shall afford Payee and its representatives the opportunity to ask questions of and receive answers from representatives of Maker and CPI with regard to the business and operations of CPI prior to the exercise of its rights to purchase CPI Common Shares hereunder.

         Payee agrees that it will not rely upon any representations, written or oral, of any person in connection with the exercise of its rights to purchase CPI Common Shares hereunder unless such representations are made in writing and delivered to Payee prior to its exercise of its rights hereunder.

         All certificates issued to Payee upon conversion, if issued prior to the registration of the CPI Common Shares represented thereby, shall bear the following legend:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement under the Act, or (ii) an opinion of counsel reasonably satisfactory to the issuer and its counsel that registration is not required under the Act.

                  Notwithstanding the foregoing, the Maker,CPI and Payee hereby acknowledge that nothing in this paragraph of this Note shall diminish the rights and obligations of the parties hereto set forth in a Registration Rights Agreement entered into on or about October 9, 1997 and incorporated herein by reference.

11. Events of Default. In the event that the Principal Sum, the Prior Interest Amount and Interest thereon is not paid on or before its Maturity Date, or upon acceleration, or if CPI Common Shares are not issued hereunder within seven (7) calendar days of delivery by Payee of a Conversion Notice, or (b) there has been an acceleration under the Amended and Restated Credit Agreement between CPI Aerostructures, Inc., Kolar, Inc., the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, as Administrative Agent (the "Credit Agreement") or or if an obligation is payable on demand, a demand has been made, or (c) if the Maker shall enter into an assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they become due, or commence a voluntary bankruptcy proceeding, or there is an order of relief entered in any involuntary bankruptcy case against the Maker or if the Maker shall seek or consent to or acquiesce in the appointment of any trustee or receiver for itself or any substantial part of its property, and if such voluntary or involuntary proceeding is not terminated, dismissed or concluded in a manner not adverse to Maker within sixty (60) days of the commencement of such proceeding, then, and in any such event (such events constituting both singly and collectively an "Event of Default"), the Payee at its option may by written notice to Maker (1) declare this Note to be due and payable in full, whereupon the same shall forthwith mature and become due and

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payable, without presentment, demand, protest or further notice, all of which are hereby waived. During the period during which an Event of Default shall have occurred and shall be continuing the interest rate on the unpaid Principal Sum and the Prior Interest Amount shall equal the greater of 12% per annum or two
(2) percentage points above the prime rate of JPMorgan Chase Bank, but shall not exceed 18% per annum. In no event shall any interest payable under this Note exceed the maximum interest rate permitted by law, and any interest collected hereunder that may be in excess of such rate shall be applied to the reduction first, of the Prior Interest Amount, and second, of the Principal Sum, or shall be returned to Maker in the event that the Prior Interest Amount and the Principal Sum shall have been paid in full. The liability of the Maker and any endorser hereunder shall be unconditional and, except as set forth herein, shall not be in any manner affected by any indulgence whatsoever granted or consented to by the Payee hereof, including without limitation, an extension of time, renewal, waiver or other modification. Any failure of the Payee hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time.

12. Payment to Registered Payees. Amounts due pursuant to this Note will be paid only to the Payee in whose name this Note is registered at the close of business on the Maturity Date, or, if all or any portion hereof is prepaid ("Prepayment Date"), on a record date ("Record Date") for such Prepayment Date, which Record Date shall be ten (10) business days next preceding such Prepayment Date

13.      Transfer of Note.

         (i) Subject to the terms hereof, the surrender of this Note for registration of transfer may be made by delivering this Note duly endorsed and accompanied by a written instrument of assignment in the form attached hereto (the "Assignment"), duly executed by the Payee or his attorney duly authorized in writing. A transfer that complies with all of the provisions of this Section shall be deemed effective as of the date set forth in the Assignment.

         (ii) As a condition to the transfer of CPI Common Shares, the holder requesting to so transfer shall execute appropriate investment letters and other documents as may be reasonably required by the Maker and its counsel to assure that the shares of CPI Common Shares are transferred only in compliance with applicable securities laws.

         (iii) As soon as practicable after delivery of the Assignment to the Maker, one or more new Notes of authorized denominations, and for the same aggregate principal amount, will be issued by the Maker to the designated transferee or transferees.

         (iv) No service charge shall be made for any such registration of transfer or exchange, but the Maker may require payment of a sum sufficient to cover any tax or other governmental charges payable in connection therewith.

         (v) Notwithstanding the above, this Note may be transferred to Liguori and shall be registered in his name without cost or expense to Liguori and without the requirement that Payee, Maker or Liguori execute any investment letters or other documents (other than an instrument of assignment) to effect such change.

         (vi) If the Principal Sum and/or Prior Interest Amount has been reduced at the time such transfer is requested, the Maker shall issue to the transferee a new Note of like tenor ("New Note") reflecting the reduced Prior Interest Amount and Principal Sum, and, if any CPI Common Shares have been issued pursuant to a Conversion Notice, the Reduced Principal Sum resulting from such conversion and appropriate changes in Section 7 reflecting the reduced amount of CPI Common Shares remaining available upon conversion. If all of the CPI Common Shares available for issuance upon conversion have been issued, the New Note shall be amended to eliminate references to conversion.

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         (vii) If this Note is lost, misplaced or destroyed, the Maker will issue a replacement note to then then-registered Payee upon presentation to the Maker of an appropriate affidavit of loss, indemnity and, in Maker's reasonable discretion, an indemnity bond, in such form and in such amount as Maker shall reasonably require.

14. Transfer of CPI Common Shares. As a condition to the transfer of CPI Common Shares, the transferee shall execute appropriate investment letters and other documents as may be reasonably required by the Maker and its counsel to assure that the CPI Common Shares are transferred only in compliance with applicable securities laws.

15. SUBORDINATION. ALL INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 9, 1997 (THE "SUBORDINATION AGREEMENT"), AS THE SAME HAS BEEN AMENDED AS OF THE DATE HEREOF AND AS THE SAME AS THE SAME MAY HEREAFTER BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG CPI AEROSTRUCTURES INC., KOLAR, INC., AND JPMORGAN CHASE BANK (FORMERLY THE CHASE MANHATTAN BANK), AS ADMINISTRATIVE AGENT FOR THE LENDERS PARTIES TO THE AMENDED AND RESTATED SENIOR CREDIT AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT AS AMENDED, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED LOAN DOCUMENTS REFERRED TO IN THE SUBORDINATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, HEREUNDER.

16. Extensions or Reductions of Maturity Date; Modification of Subordination.

         (i) The Maturity Date shall be extended to such date as shall be 90 days after the maturity date to which any of the Loans under the Credit Agreement shall have been extended, or, if any portion of such Loans shall have been refinanced, to 90 days after the maturity date of such refinanced Loans; provided that such extension shall not be later than September 30, 2007, without the consent of Payee.

         (ii) Notwithstanding the forgoing, if pursuant to subsection (i) above the Maturity Date is extended to a date which is after September 28, 2005 (respectively, the "Trigger Extension" and the "Trigger Extension Date"), the subordination set forth in Section 15 above shall be modified to the extent specified in Section 2 of the Amendment to the Intercreditor and Subordination Agreement executed as of the date hereof.

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         (iii) Notwithstanding the foregoing, if the obligations senior to obligations owed to Payee under this Note are paid in full prior to the Maturity Date, the Payee, at its option, may declare the Note immediately due and payable in full.

17. Notices. All notices, requests and demands to or upon the Payee or the Maker shall be delivered in the manner, and shall be deemed delivered on the dates specified in Section 19 of the Subordination Agreement as amended.

18. Waiver of Presentment, etc. Maker hereby waives presentment for payment, demand, protest, notice of protest, notice of nonpayment and diligence in bringing suit and any other notice or demand of any kind or description, other than as required by this Note.

19. Costs of Collection;Attorneys' Fees. Maker shall pay the costs and expenses of collection, including, without limitation, reasonable attorneys fees.

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         IN WITNESS WHEREOF, the Maker has caused this Amended and Restated Note to be executed and delivered by its President on the date first above written.

                                    KOLAR, INC.


                                    By: /s/ Edward J. Fred
                                        ------------------
                                        Edward J. Fred, Executive Vice President

         CPI AEROSTRUCTURES, INC. is executing this Amended and Restated Note with respect to its rights and obligations set forth in Sections 5, 7, 9, 10, 11 and 14.

                                     CPI AEROSTRUCTURES, INC.


                                     By: /s/ Edward J. Fred
                                         ------------------
                                         Edward J. Fred, President

                                       8

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STATE OF NEW YORK )
                  :ss:
COUNTY OF NEW YORK)



On the 25th day of June in the year 2002 before me, the undersigned, personally appeared EDWARD J. FRED personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/
Signature and Office of individual
taking acknowledgment






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                                 ASSIGNMENT FORM

I, or we, hereby assign and transfer this
Note to:                                      --------------------------------
                                              Insert Percentage of "Aggregate
                                              Due Amount" Transferred

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(Insert assignee's social security or tax ID number)

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              (Print or type assignee's name, address and zip code)

and irrevocably appoint:

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as agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:
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(Print Name)

By:
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       (Sign exactly as your name appears on the first page of the Note)

Signature Guaranteed:

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The Signature must be guaranteed by an officer of a commercial bank or trust company or Member of an accepted medallion guaranty



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                                CONVERSION NOTICE
                                 To Kolar, Inc.

                  The undersigned Payee of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is _____________ Common Shares or $__________, or any integral multiple thereof) below designated, into Common Shares of CPI Aerostructures, Inc. and directs that the shares issuable and deliverable upon conversion, together with any Note representing any unconverted principal amount hereof, be issued and delivered to the registered Payee hereof unless a different name has been indicated below and the undersigned's signature is guaranteed as indicated. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:
      --------------------------------------
Principal Amount to be converted: $
                                   ---------------------------------------------
Total Conversion Price delivered to date $
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           By:
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              (Sign exactly as your name appears on the first page of this Note)

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              Please print name and address (including zip code)

              Social Security or other Taxpayer ID number:

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MEDALLION SIGNATURE GUARANTY (by a New York commercial bank or trust company or member of an accepted medallion guaranty)